                                                                   EXHIBIT 10.75


                               Vertel Corporation

                       1996 DIRECTORS' STOCK OPTION PLAN
                       ---------------------------------

                          (As Amended on May 13, 1999)

     1.  Purposes of the Plan.  The purposes of this Directors' Stock Option
         --------------------
Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be nonstatutory stock options.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Board" shall mean the Board of Directors of the Company.
              -----

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
              ----

         (c) "Common Stock" shall mean the Common Stock of the Company.
              ------------

         (d) "Company" shall mean Vertel Corporation, a California corporation.
              -------

         (e) "Continuous Status as a Director" shall mean the absence of any
              -------------------------------
interruption or termination of service as a Director.

         (f) "Director" shall mean a member of the Board.
              --------

         (g) "Employee" shall mean any person, including any officer or
              --------
director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
              ------------
amended.

         (i) "Option" shall mean a stock option granted pursuant to the Plan.
              ------
All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

         (j) "Optioned Stock" shall mean the Common Stock subject to an Option.
              --------------

         (k) "Optionee" shall mean an Outside Director who receives an Option.
              --------

         (l) "Outside Director" shall mean a Director who is not an Employee.
              ----------------

         (m) "Parent" shall mean a "parent corporation," whether now or
              ------
hereafter existing, as defined in Section 424(e) of the Code.

         (n) "Plan" shall mean this 1996 Directors' Stock Option Plan.
              ----

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         (o) "Share" shall mean a share of the Common Stock, as adjusted in
              -----
accordance with Section 11 of the Plan.

         (p) "Subsidiary" shall mean a "subsidiary corporation," whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 560,000 Shares (the "Pool") of Common Stock. The Shares may
                                       ----
be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4.  Administration of and Grants of Options under the Plan.
         ------------------------------------------------------

         (a) Administrator.  Except as otherwise required herein, the Plan
             -------------
shall be administered by the Board.

         (b) Procedure for Grants.  All grants of Options hereunder shall be
             --------------------
automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

            (ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the "First Option") as follows: (A) with respect to persons
                         ------------
who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 40,000 shares on such effective date, and (B) with respect to any other person, 40,000 shares on the date on which such person first becomes an Outside Director.

           (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on January 1 of each year,
                           -----------------
provided that, on such date, he or she shall have served on the Board as an Outside Director for at least six (6) months.

           (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

            (v) The terms of each First Option granted hereunder shall be as follows:

                (1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof;

                (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof; and

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                (3) the First Option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

           (vi) The terms of each Subsequent Option granted hereunder shall be as follows:

                (1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof;

                (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof; and

                (3) the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the fourth anniversary of the date of grant of the Subsequent Option.

          (c) Powers of the Board.  Subject to the provisions and restrictions
              -------------------
of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) Effect of Board's Decision.  All decisions, determinations and
              --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) Suspension or Termination of Option.  If the President or his or
              -----------------------------------
her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5.  Eligibility.  Options may be granted only to Outside Directors.  All
         -----------
Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.  Term of Plan; Effective Date.  The Plan shall become effective upon its
         ----------------------------
adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

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     7.  Term of Options.  The term of each Option shall be ten (10) years from
         ---------------
the date of grant thereof.

     8.  Exercise Price and Consideration.
         --------------------------------

         (a) Exercise Price.  The per Share exercise price for the Shares to be
             --------------
issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

         (b) Fair Market Value.  The fair market value shall be determined by
             -----------------
the Board; provided, however, that where there is a public market for the Common
           --------  -------
Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise
               ------------------------
reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street
                                                           ---------------
Journal.
-------

         (c) Form of Consideration.  The consideration to be paid for the
             ---------------------
Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9.  Exercise of Option.
         ------------------

         (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
             -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof.

               An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Status as a Director.  If an Outside Director
             -----------------------------------
ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

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          (c) Disability of Optionee.  Notwithstanding Section 9(b) above, in
              ----------------------
the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee:
              -----------------

              (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

            (ii) Within (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

     10.  Nontransferability of Options.  The Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11.  Adjustments Upon Changes in Capitalization; Corporate Transactions.
          ------------------------------------------------------------------

          (a) Adjustment.  Subject to any required action by the shareholders of
              ----------
the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock to be granted under the provisions set forth in Section 4 of the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any
                                 --------  -------
convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Corporate Transactions.  In the event of (i) a dissolution or
              ----------------------
liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may amend or terminate the
              -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3
-------- ----
under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     17.  Shareholder Approval.  To the extent permitted by Rule 16b-3 of the
          --------------------
Exchange Act (or any successor provision thereto) and in order to obtain the benefits provided by such rule, the Company may, but shall not be required to, obtain shareholder approval for Option grants made hereunder. To the extent the Company obtains such shareholder approval, it shall be deemed to apply with respect to Option grants made on or after the date of such approval.

                               VERTEL CORPORATION
                             STOCK OPTION AGREEMENT
                             ----------------------

     1.  Grant of Option.  Vertel Corporation, a California corporation (the
         ---------------
"Company"), hereby grants to the Optionee named in the Notice of Stock Option
--------
Grant attached to this Agreement ("Optionee"), an option (the "Option") to
                                   --------                    ------
purchase the total number of shares of Common Stock (the "Shares") set forth in
                                                          ------
the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price").
                                       --------------

     2.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant, subject to the following:

          (a)  Right to Exercise.
               -----------------

               (i) This Option may not be exercised for a fraction of a share.

              (ii) In the event of Optionee's death, disability or other termination of consulting relationship, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraph (iii) below.

             (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

          (b)  Method of Exercise.
               ------------------

               (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as Exhibit A) which shall
                                                      ---------
state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

              (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

             (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

     3.  Optionee's Representations.  In the event the Shares purchasable
         --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this
                                         --------------
Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

     4.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six

(6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as
                                                          ------------
promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee
         ---------------------------
as a consultant under the Consulting Agreement, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"),
                                                            ----------------
exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

     7.  Disability of Optionee.  Notwithstanding the provisions of Section 6
         ----------------------
above, in the event of termination of Optionee as a consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), until the date of expiration of the term of this Option as set forth in Section 10 below, Optionee may exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

     8.  Death of Optionee.  In the event of the death of Optionee:
         -----------------

         (a) during the term of this Option and while a consultant of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as a consultant three (3) months after the date of death; or

         (b) within thirty (30) days after the termination of Optionee as a consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     9.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

     11.  Tax Consequences.  Optionee acknowledges that he has read the brief
          ----------------
summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Nonstatutory Stock Option. Optionee will incur regular
              -------------------------------------
federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

     (b) Disposition of Shares.  This Option is a Nonstatutory Stock Option and
         ---------------------
the then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

     12.  Tax Withholding.
          ---------------

          (a) General.  To the extent required by applicable law, transactions
              -------
pursuant or related to the Option shall be subject to tax withholding by the Company, and the Company may condition the delivery of any Shares under the Option on satisfaction of applicable withholding tax obligations. The Company, in its discretion and subject to such requirements as it may impose prior to the occurrence of such withholding, may permit tax withholding obligations under the Option to be satisfied by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Company, in its discretion, by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and
(B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 12 (c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (b) Stock Withholding to Satisfy Withholding Tax Obligations.  In the
              --------------------------------------------------------
event the Company allows Optionee to satisfy his tax withholding obligations as provided in Section 12(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (12)(b) and applicable law. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Company and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 12(c) below);

              (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

              (iii) all elections shall be subject to the consent or disapproval of the Company.

          In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     (c) Definitions.  For purposes of this Section 12, the Fair Market Value of
         -----------
the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
                                                                   --------

     13.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by the Option, as well as the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify Optionee at least 10 days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Change in Control.
               -----------------

               (i) In the event of a Change in Control (as defined below) in which the Company's outstanding options are being assumed or equivalent options or rights substituted by a successor corporation to the Company (or a parent or subsidiary of such successor corporation), the Option shall be assumed or an equivalent option or right shall be substituted. In the event of a Change in Control in which the successor corporation does not agree to assume the Company's outstanding options (including the Option) or to substitute equivalent options or rights, the Option will terminate upon the consummation of the transaction.

               (ii)  Definitions.
                     -----------

                     (A) "Change of Control" means a sale of all or
                          -----------------
substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation; provided however that a merger, consolidation or other capital reorganization in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction shall not constitute a Change in Control.

                     (B) An option (including the Option) shall be considered "assumed," without limitation, if, at the time of issuance of the stock or other
 -------
consideration upon such Change in Control, each holder of an option would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of shares covered by an option as provided for in this Section 14); provided however that if such consideration received in the Change in Control was not solely common stock of the successor corporation (or its parent), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of an option to be solely common stock of the successor corporation (or its parent) equal to the fair market value of the per share consideration received by holders of Common Stock in the transaction.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Board may, in its discretion, appropriately adjust the Exercise Price of the Option to reflect the effect of such distribution.

     14.  Miscellaneous.
          -------------

          (a) This Agreement may be amended only by written agreement between the Company and the Optionee.

          (b) This Agreement shall be governed by and construed under the laws of the State of California.

          (c) This Agreement and the Consulting Agreement set forth the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them.

          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

          (e) This Agreement may be executed in counterparts, each of which shall be deemed an original.

          (f) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

     15.  Signature.  This Stock Option Agreement shall be deemed executed by
          ---------
the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.


                  [Remainder of page left intentionally blank]

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

To:         Vertel Corporation
Attn:       Stock Option Administrator
Subject:    Notice of Intention to Exercise Stock Option
            --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase __________ shares of Vertel Corporation Common Stock, under and pursuant to the Stock Option Agreement dated _____________, as follows:

          Grant Number:      ________________________________

          Date of Purchase:  ________________________________

          Number of Shares:  ________________________________

          Purchase Price:    ________________________________

          Method of Payment

          of Purchase Price: ________________________________


     Social Security No.:    ________________________________

     The shares should be issued as follows:

          Name:
                       ---------------------------------------
          Address:
                       ---------------------------------------

                       ---------------------------------------

                       ---------------------------------------

          Signed:
                       ---------------------------------------

          Date:
                       ---------------------------------------